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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 2, 2001


                            NORTH COAST ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                         0-18691                  34-1594000
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


             1993 CASE PARKWAY                                 44087-2343
               TWINSBURG, OHIO                                 (Zip Code)
    (Address of principal executive offices)


       Registrant's telephone number, including area code: (330) 425-2330



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Item 8.  Change in Fiscal Year.

         On August 2, 2001, North Coast Energy, Inc. (the "Company") determined to change its fiscal year from the year used in its most recent filing with the Securities and Exchange Commission. The new fiscal year end is December 31. The Company will file the report covering the transition period of the nine months ended December 31, 2001 on Form 10-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                    NORTH COAST ENERGY, INC.



August 10, 2001                     /s/ Dale E. Stitt
                                    -------------------------------------------
                                    Dale E. Stitt
                                    Chief Financial Officer